UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2009 (July 22, 2009)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” or “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01                      Entry into a Material Definitive Agreement.

On July 22, 2009, Premier Power Renewable Energy, Inc. (the “Registrant”), Rupinvest Sarl, a corporation duly organized and existing under the laws of Luxembourg (“Rupinvest”), Esdras Ltd., a corporation duly organized and existing under the laws of Cyprus (“Esdras”), and Capita Trust Company Limited, a private limited company incorporated in England and Wales and acting as escrow agent (the “Escrow Agent”), entered into the Escrow Agreement Amendment No. 1 (the “Amendment”), which amends the Escrow Agreement entered into by the parties on July 9, 2009 (the “Escrow Agreement”).  The Escrow Agreement was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on July 15, 2009, and the description of the Escrow Agreement is incorporated herein by reference.

The Amendment redefines the “Share Exchange Deliveries Deadline” in Section 2.1 of the Escrow Agreement as “twenty-seven (27) Trading Days of the Escrow Opening Date” so that the Share Exchange Deliveries Deadline is July 31, 2009.

A copy of the Amendment is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01                         Financial Statements and Exhibits

(d)              Exhibits

No.	Description

10.1	Escrow Agreement Amendment No. 1 between the Registrant, Rupinvest Sarl, Esdras Ltd., and Capita Trust Company Limited, dated July 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: July 23, 2009	By:	/s/ Dean Marks
Dean Marks Chief Executive Officer and President